EXHIBIT 32.2

Certification of Principal Financial Officer Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Principal Financial Officer of Angiotech Pharmaceuticals, Inc. (the “Company”), hereby certifies that to his knowledge on the date hereof:

(a) The Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2013	/S/ Jay Dent
Jay Dent Senior Vice President, Finance (Principal Financial Officer)